UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 11, 2015

KAMA RESOURCES INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54815	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1707-B, 17th Floor, CTS Center 219 Zhong Shan Wu Road Guangzhou, China 510030	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 8613808821282

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous Independent Accountants

On September 12, 2015, Jimmy P. Lee, CPA, P.C (“Jimmy Lee”) resigned as our independent accountant. The decision to change independent accountants was approved by our sole Director on September 12, 2015.

Since his appointment as the Company’s independent auditor and through the date of his resignation, we have had no disagreements with Jimmy Lee, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Jimmy Lee, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

Through the date of his resignation on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided Jimmy Lee, with a copy of this disclosure before its filing with the SEC. We requested that Jimmy Lee, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from Jimmy Lee, stating that it does agree with the above statements. A copy of such letter, dated as of September 12, 2015 is filed as Exhibit 16.1 to this report.

New Independent Accountants

Our sole Director appointed David L. Hillary, Jr., CPA, CITP. as our new independent registered public accounting firm effective as of September 12, 2015. During the two most recent fiscal years and through the date of our engagement, we did not consult with David L. Hillary, Jr., CPA, CITP. regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)      The following exhibits are filed with this report:

Exhibit No.	Document	Location
16.1	Letter from Jimmy P. Lee, CPA, P.C. dated September 12, 2015, to the Securities and Exchange Commission.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2015

By: /s/ Dayong Sun

Name: Dayong Sun

Title: Principal Executive Officer Principal Financial Officer and Principal Accounting Officer